Exhibit 10.7

FORM OF

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

SERITAGE GROWTH PROPERTIES,

ESL INVESTMENTS, INC.

AND

solely for purposes of Section 7.1,

SERITAGE GROWTH PROPERTIES, L.P.

DATED AS OF [●], 2015

TABLE OF CONTENTS

ARTICLE I
CERTAIN DEFINITIONS

ARTICLE II
REGISTRATION REQUEST

SECTION 2.1	Request	4
SECTION 2.2	Piggyback Registration	5
SECTION 2.3	Expenses	6

ARTICLE III
INCIDENTAL AND SHELF REGISTRATION

SECTION 3.1	Notice and Incidental Registration	6
SECTION 3.2	Shelf Registration Statement	7

ARTICLE IV
REGISTRATION PROCEDURES

SECTION 4.1	Registration and Qualification	9
SECTION 4.2	Underwriting	11
SECTION 4.3	Blackout Periods	12
SECTION 4.4	Qualification for Rule 144 Sales	13
SECTION 4.5	Investor Transferees and Designees	13

ARTICLE V
PREPARATION; REASONABLE INVESTIGATION

SECTION 5.1	Preparation; Reasonable Investigation	13

ARTICLE VI
RESTRICTIONS ON PUBLIC SALE

SECTION 6.1	Restrictions on Public Sale	14

ARTICLE VII
INDEMNIFICATION AND CONTRIBUTION

SECTION 7.1	Indemnification	15

ARTICLE VIII
BENEFITS OF REGISTRATION RIGHTS

SECTION 8.1	Benefits of Registration Rights	18
SECTION 8.2	General Partner of the Partnership	18

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ARTICLE IX
MISCELLANEOUS

SECTION 9.1	No Inconsistent Agreements	19
SECTION 9.2	Captions	19
SECTION 9.3	Severability	19
SECTION 9.4	Governing Law	19
SECTION 9.5	Modification and Amendment	19
SECTION 9.6	Counterparts	19
SECTION 9.7	Entire Agreement	19
SECTION 9.8	Assignment; Successors and Assigns	19
SECTION 9.9	Notices	20
SECTION 9.10	Specific Performance	20

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of [●], 2015, by and among SERITAGE GROWTH PROPERTIES, a Maryland real estate investment trust (the “Company”), ESL Investments, Inc., a Delaware corporation (“Shareholder”), the Permitted Transferees (as defined below) of Shareholder who become party hereto in accordance with this Agreement (Shareholder and such entities or Permitted Transferees are sometimes referred to herein individually as an “Investor” and collectively as the “Investors”) and, solely for purposes of Section 7.1, SERITAGE GROWTH PROPERTIES L.P., a Delaware limited partnership (the “Partnership”).

W I T N E S S E T H:

WHEREAS, the Company is the sole general partner of the Partnership;

WHEREAS, the Investor is receiving on the date hereof certain Class A common shares of beneficial interest, par value $0.01 per share, of the Company (“Common Shares”) and Common Units (as defined below);

WHEREAS, pursuant to Section 8.6 and the other related provisions of the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of [●], 2015 (as the same may be amended, restated or supplemented from time to time, the “Partnership Agreement”), subject to the various limitations contained in the Partnership Agreement, the Investors are entitled to redeem their Common Units for cash or, at the Company’s election, Common Shares (which may be delivered to the Investor or its designee); and

WHEREAS, the Company has agreed to provide to the Investor certain registration rights as set forth herein with respect to the Common Shares held as of the date hereof or issuable by the Company in respect of the redemption of Common Units pursuant to the Partnership Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

1.1. “Affiliates” has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

1.2. “Agreement” is defined in the first paragraph of this Agreement.

1.3. “beneficial ownership” and “beneficial owner” shall have the meanings ascribed thereto in Section 13(d) of the Exchange Act and the rules promulgated thereunder.

1.4. “Business Day” means any day on which the New York Stock Exchange or such other exchange as the Common Shares are listed is open for trading.

1.5. “Common Shares” is defined in the recitals of this Agreement, and shall include equivalent securities of any successor to the Company.

1.6. “Common Units” has the meaning given to such term in the Partnership Agreement.

1.7. “Company” is defined in the first paragraph of this Agreement and shall include any entity that becomes the general partner of the Partnership after the date hereof.

1.8. “Effectiveness Period” is defined in Section 3.2(a) hereof.

1.9. “Eligible Securities” means all or any portion of the Common Shares acquired or that may be acquired by an Investor or its designee upon redemption, conversion or exchange of the Common Units. Eligible Securities shall cease to be Eligible Securities when (i) a registration statement with respect to the sale of such Common Shares shall have become effective under the Securities Act and such Common Shares shall have been disposed of in accordance with such registration statement, (ii) such Common Shares shall have been otherwise transferred pursuant to Rule 144 (or any successor rule) or pursuant to another applicable exemption from registration under the Securities Act, new certificates for such Common Shares not bearing a legend restricting further transfer shall have been delivered by the Company and such Common Shares shall be freely transferable to the public without registration under the Securities Act or (iii) such Common Shares are no longer outstanding.

1.10. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

1.11. “Information Blackout” is defined in Section 4.3(a) hereof.

1.12. “Investor” is defined in the first paragraph of this agreement.

1.13. “Lock-up Commitment” is defined in Section 6.1(a) hereof.

1.14. “Other Securities” is defined in Section 3.1 hereof.

1.15. “Participating Holder” is defined in Section 2.3 hereof.

1.16. “Partnership” is defined in the preamble of this Agreement.

1.17. “Partnership Agreement” is defined in the recitals of this Agreement.

1.18. “Person” means an individual, a partnership (general or limited), corporation, real estate investment trust, joint venture, business trust, cooperative, limited liability company, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

1.19. “Permitted Transferees” means any Affiliate of Shareholder that has become a party hereto in accordance with Section 9.8 hereof.

1.20. “Qualifying Other Holder” is defined in Section 2.2.

1.21. “Registration Expenses” means all expenses incurred in connection with the Company’s performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following: (i) the fees, disbursements and expenses of the Company’s counsel(s) (United States and foreign), accountants, experts and other persons retained by the Company in connection with the registration, offering and sale of Eligible Securities to be disposed of under the Securities Act; (ii) all expenses in connection with the preparation, printing and filing of any registration statement, any preliminary prospectus, final prospectus or free writing prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities to be disposed of; (iv) all expenses in connection with the qualification of Eligible Securities to be disposed of for offering and sale under state securities laws (v) the filing fees incident to securing any required review by the Financial Industry Regulatory Authority (or any successor thereto) of the terms of the sale of Eligible Securities to be disposed of; (vi) SEC and blue sky registration fees attributable to Eligible Securities; (vii) fees and expenses incurred in connection with the listing of Eligible Securities on each securities exchange or quotation system on which the Common Shares are then listed; (viii) the reasonable fees and disbursements for one counsel or firm to the Investors selected by Shareholder; (ix) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice; and (x) all expenses related to the “road-show” for any underwritten offering, including all travel, meals and lodging, to the extent not borne by the underwriters; provided, however, that Registration Expenses with respect to any registration pursuant to this Agreement shall not include underwriting discounts or commissions attributable to Eligible Securities, any out-of-pocket expenses of the Selling Investors (including any fees and expenses of their brokers) or transfer taxes applicable to Eligible Securities.

1.22. “Requesting Investor” means an Investor requesting registration of its Eligible Securities in accordance with the terms hereof.

1.23. “Sales Blackout Period” is defined in Section 4.3(a) hereof.

1.24. “SEC” means the United States Securities and Exchange Commission.

1.25. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

1.26. “Selling Investor” means the Requesting Investor and each Investor who has requested registration pursuant to Article II or Article III hereof, as applicable.

1.27. “Shelf Registration Statement” is defined in Section 3.2 hereof.

1.28. “Underwritten Offering Notice” is defined in Section 6.1(a) hereof.

ARTICLE II

REGISTRATION REQUEST

SECTION 2.1 Request. Upon written request from a Requesting Investor requesting that the Company effect the registration under the Securities Act of all or part of the Eligible Securities held by such Investor, which notice may be delivered at any time and which notice shall specify the intended method or methods of disposition of such Eligible Securities, unless such Eligible Securities are included in a currently effective registration statement of the Company permitting the resale of such Eligible Securities in the manner contemplated by the Requesting Investor, the Company will use its reasonable best efforts to (as promptly as reasonably practicable, but in any event within 120 days of such request) cause the registration statement to be declared effective by the SEC and to permit the disposition of such Eligible Securities in accordance with the intended method or methods of disposition stated in such request; provided that:

a. if the Company shall have previously caused a registration statement to be declared effective by the SEC with respect to Eligible Securities pursuant to Article III hereof, the Company shall not be required to cause a subsequent registration statement to be declared effective by the SEC pursuant to this Article II until a period of ninety (90) days shall have elapsed from the effective date of the most recent such previous registration;

b. if, while a registration request is pending pursuant to this Article II or Article III, (i) the Board of Trustees of the Company determines that any such filing or the offering of any Eligible Securities would be reasonably likely to materially adversely affect or materially delay any proposed material financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company or the Partnership or (ii) the Board of Trustees of the Company determines in good faith, with the advice of counsel, that the filing of a registration statement would be reasonably likely to require the disclosure of non-public material information the disclosure of which would not otherwise be required to be disclosed and which would be reasonably likely to have a material adverse effect on the Company, then, in each case described in the foregoing clauses (i) or (ii), the Company shall deliver to the Investors a certificate to such effect signed by its Chief Executive Officer or Chief Financial Officer, and the Company shall not be required to file a registration statement, prospectus or any amendment or any supplement thereto pursuant to this Article II until the earlier of (i)

the date upon which such financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction concludes, or the date upon which such material information is disclosed to the public or ceases to be material, respectively, or (ii) sixty (60) days after the Company makes such good faith determination; provided, that only two (2) such certificates may be delivered to the Investors in any twelve (12) consecutive month period, and the aggregate number of days in which any Sales Blackout Periods may be in effect in any twelve (12) consecutive month period shall not exceed ninety (90) days;

c. the Company shall not be required to effect (i) more than three (3) registrations pursuant to this Article II in any calendar year or (ii) a registration of Eligible Securities, the fair market value of which on the date of the registration request is less than $5,000,000. No registration of Eligible Securities under this Article II shall relieve the Company of its obligation (if any) to effect registrations of Eligible Securities pursuant to Section 3.1 hereof; and

d. the Company shall not file any registration statement or effect a public offering of its securities during the period of time covered by a certificate relating to an event described in clause (b)(i) (other than in connection with such proposed transaction described in clause (b)(i)) or (b)(ii) above.

SECTION 2.2 Piggyback Registration. The Company may agree to register Common Shares in a registration statement for resale by any holder of registration rights, pursuant to a registration rights agreement entered into by it with the Company on or after the date of this Agreement (a “Qualifying Other Holder”) and who is proposing to register Common Shares with an aggregate fair market value as of the time of the initial filing of such registration statement of at least $10,000,000. Upon written request from a Qualifying Other Holder requesting that the Company effect the registration under the Securities Act of all or part of the Eligible Securities held by such Qualifying Other Holder, the Company shall give written notice to the Investors of its intention to so register Common Shares at least thirty (30) days before the initial filing of the registration statement related thereto. The Company shall include in any registration statement filed pursuant to this Article II the Eligible Securities of any Investor (a “Participating Holder”) who has delivered written notice to the Company within ten (10) Business Days of the date of the Company’s receipt of the above-referenced written notice from the Qualifying Other Holder. A notice from a Participating Holder under this Section 2.3 shall specify the number of Eligible Securities to be included in the registration statement and the intended method of disposition.

If the Company shall have been advised by a nationally recognized independent investment banking firm selected by the Company and reasonably acceptable to the Participating Holders to act as lead underwriter in connection with the public offering of securities by the Company that, in such firm’s opinion, a registration of Eligible Securities requested to be registered at that time would materially and adversely affect the scheduled offering of securities, then the aggregate number of Eligible Securities requested to be included in such registration by the Participating Holders and the Qualifying Other Holder(s) shall be reduced pro rata among the Participating Holders and the Qualifying Other Holder(s) according to the total number of eligible securities requested to be registered by such Persons.

SECTION 2.3 Expenses. The Company shall bear all Registration Expenses in connection with any demand registration pursuant to this Article II, whether or not such registration statement becomes effective; provided, however, that if the Investors request a registration pursuant to this Section 2.1 and subsequently withdraw their request, then such Investors shall either pay all Registration Expenses incurred in connection with such registration or forfeit the right to request another registration during the subsequent ninety (90) days unless the withdrawal of such request is the result of facts or circumstances relating to the Company or the Common Shares that arise after the date on which such request was made and would have a material adverse effect on the offering of the Eligible Securities.

ARTICLE III

INCIDENTAL AND SHELF REGISTRATION

SECTION 3.1 Notice and Incidental Registration. If the Company proposes to register any Common Shares, any equity securities exercisable for, convertible into or exchangeable for Common Shares, or other securities issued by it having terms substantially similar to Eligible Securities (“Other Securities”) for public sale by the Company under the Securities Act on a form and in a manner which would permit registration of Eligible Securities for sale to the public under the Securities Act, it will give prompt written notice to the Investors of its intention to do so, and upon the written request of any Investor delivered to the Company within ten (10) Business Days after the giving of any such notice (which request shall specify the number of Eligible Securities intended to be disposed of by the Investor and the intended method of disposition thereof), the Company will use reasonable best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by the Selling Investor(s), to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of Eligible Securities so to be registered; provided that:

a. If, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company or such Qualifying Other Holder shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to the Selling Investors and thereupon the Company shall be relieved of its obligation to register such Eligible Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 3.2 hereof), without prejudice, however, to the rights (if any) of the Selling Investors immediately to request that such registration be effected as a registration under Article II hereof.

b. The Company shall not be required to give notice of or effect any registration of Eligible Securities under this Section 3.1 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or share options or other employee benefit plans.

c. Notwithstanding any request under this Section 3.1, a Selling Investor may elect in writing prior to the effective date of a registration under this Section 3.1 not to register its Eligible Securities in connection with such registration.

d. No registration of Eligible Securities effected under this Section 3.1 shall relieve the Company of its obligation (if any) to effect registration of other Eligible Securities pursuant to Article II or Section 3.2 hereof.

e. Neither the Company nor the Partnership shall enter into any agreement with a holder of securities of the Company or the Partnership that prevents the Company from complying with its obligations under this Section 3.1 to include Eligible Securities in any registration statement filed by the Company.

f. The Company will not be required to effect any registration pursuant to this Section 3.1 if the Company shall have been advised by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection a the public offering of securities by the Company that, in such firm’s opinion, a registration of Eligible Securities requested to be registered at that time would materially and adversely affect the scheduled offering of securities; provided, however, that if an offering of some but not all of the Eligible Securities requested to be registered by the Investor(s) would not materially adversely affect the Company’s offering of securities, the aggregate number of Eligible Securities requested to be included in such offering by the Investors shall be reduced such that securities are included as follows: (1) first, 100% of the securities that the Company proposes to sell, (2) second, and only if all the securities referred to in clause (1) have been included, the number of securities eligible for inclusion in such registration that all other Persons have requested to include, allocated pro rata among such Persons according to the total number of eligible securities requested to be registered by such Persons.

g. The Company shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Section 3.1.

SECTION 3.2 Shelf Registration Statement.

(a) Shelf Registration Statement. Subject to Section 2.1(b), the Company shall, upon request of any Investor, as promptly as reasonably practicable file with the SEC a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 covering the resale of all of the Eligible Securities (the “Shelf Registration Statement”). The Shelf Registration Statement shall be on the appropriate form permitting registration of such Eligible Securities for resale by Investors in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company will notify each Investor when such Shelf Registration Statement has become effective. The Company shall not be required to maintain in effect more than one shelf registration at any one time pursuant to this Section 3.2(a). The Company shall (subject to the limitations on registration obligations of the Company set forth in Articles II and III hereof, which shall be applicable with respect to the Shelf Registration) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing of the Shelf

Registration Statement, or automatically if the Company is eligible to file an automatically effective shelf registration statement, and to keep the Shelf Registration Statement continuously effective under the Securities Act until the date (“Effectiveness Period”) when all Eligible Securities covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Shelf Registration Statement.

(b) Shelf Offerings. The Investors shall have the right to conduct a limited number of offerings, provided, that the Company shall have no obligation to effect more than one underwritten offering in every 90 day period, pursuant to an effective Shelf Registration Statement during the Effectiveness Period.

(c) Withdrawal of Stop Orders. If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

(d) Supplement and Amendments. Subject to Section 2.1(b), the Company shall promptly supplement and amend the Shelf Registration Statement and the prospectus included therein if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement or by the Securities Act.

(e) Other Shares. Except as provided in Section 2.2, in no event shall the Company agree to register Common Shares or any other securities for issuance by the Company or resale by any Persons other than the Investors in any registration statement filed pursuant to this Section 3.2 without the express written consent of Shareholder, which consent shall be entirely discretionary.

(f) Other Registrations. Notwithstanding any other provisions contained herein to the contrary, the Company shall not be required to effect any shelf registration or to keep any shelf registration statement effective pursuant to this Section 3.2 if the Investors exercise their right to request a demand registration pursuant to Article II, and such demand registration includes all of the Eligible Securities owned by all of the Investors and such securities are sold pursuant to such demand registration.

(g) Expenses. The Company shall bear all Registration Expenses in connection with any shelf registration pursuant to this Section 3.2, whether or not such shelf registration becomes effective; provided, however, that if the Investor(s) request a shelf registration and subsequently withdraw their request, then such Investors shall either pay all Registration Expenses incurred in connection with such shelf registration or forfeit the right to request another shelf registration during the subsequent ninety (90) days unless the withdrawal of such request is the result of facts or circumstances relating to the Company or the Common Shares that arise after the date on which such request was made and would have an adverse effect on the offering of the Eligible Securities.

ARTICLE IV

REGISTRATION PROCEDURES

SECTION 4.1 Registration and Qualification. If and whenever the Company is required to use all reasonable best efforts to effect the registration of any Eligible Securities under the Securities Act as provided in Articles II or III hereof, and subject to the limitations set forth in Section 2.1, 3.1 and 3.2, the Company will, as promptly as is practicable:

a. prepare, file and use all reasonable best efforts to cause to become effective and to remain continuously effective a registration statement under the Securities Act regarding the Eligible Securities to be offered;

b. prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities until such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Selling Investors set forth in such registration statement;

c. furnish to the Investor and any Selling Investors and to any underwriter of such Eligible Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as the Selling Investors or such underwriter may reasonably request;

d. use all reasonable best efforts to register or qualify all Eligible Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Investor or any Selling Investors or any underwriter of such Eligible Securities shall reasonably request, and use all reasonable best efforts to do other acts and things which may be reasonably requested by the Investor or any Selling Investors or any underwriter to consummate the disposition in such jurisdictions of the Eligible Securities covered by such registration statement, except the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation on its income in any jurisdiction where it is not then subject to taxation, or to consent to general service of process in any jurisdiction where it is not then subject to service of process;

e. use all reasonable best efforts to list the Eligible Securities on each national securities exchange or quotation system on which the Common Shares are then listed, if the listing of such securities is then permitted under the rules of such exchange;

f. (i) furnish to the Selling Investors opinions of counsel for the Company, addressed to them, dated the date of the closing under the underwriting agreement, in customary form, scope and substance, (ii) in the case of an underwritten offering, upon such Selling Investor’s request, furnish to the Selling Investors a “comfort letter” signed by the independent public accountants who have audited the Company’s financial statements included in such registration statement, addressed to them and, subject to the Selling Investors providing to the independent public accountants such information and representations as reasonably requested by such independent public accountants to render such “comfort letter”; provided that with respect to such opinion and “comfort letter,” the following shall apply: the opinion and “comfort letter” shall cover such matters as the Selling Investors may reasonably request, but only to the extent substantially the same matters with respect to such registration statement (and the prospectus included therein) are customarily covered in opinions of issuer’s counsel and in accountants’ letter delivered to underwriters in underwritten public offerings of securities, and (iii) furnish to the Selling Investors such other certificates and documents, dated the date of closing under the underwriting agreement, as are reasonably requested by the Selling Investors and customarily delivered at closing;

g. notify the Investor and any Selling Investors as soon as reasonably practicable and, if requested by any such person, confirm such notice in writing:

(i) (A) when a prospectus, any prospectus supplement or free writing prospectus or post-effective amendment is proposed to be filed in respect of a registration statement filed pursuant to this Agreement, and (B) with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

(ii) of any written comments from the SEC with respect to any filing and of any request by the SEC or any other federal or state governmental authority for amendments or supplements to such registration statement or related prospectus or for additional information related thereto;

(iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or effectiveness of any registration statement filed pursuant to this Agreement or the initiation of any proceedings for that purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of qualification or exemption from qualification of any of the Eligible Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

(v) of the existence of any fact or the happening of any event that makes any statement of material fact made in any registration statement filed pursuant to this Agreement or related prospectus untrue in any material respect, or that requires the making of any changes in such registration statement or prospectus so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, in the case of the prospectus, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(vi) of the determination by the Company that a post-effective amendment to a registration statement filed pursuant to this Agreement will be filed with the SEC; and

h. upon the occurrence of any event contemplated by Section 4.1(g)(v) hereof, at the request of the Investor or a Selling Investor, prepare and furnish to the Investor and any Selling Investors as many copies as requested of a supplement or amendment, including, if appropriate, a post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

The Company may require the Investor(s) and any Selling Investors to furnish the Company such information regarding the Investor(s) and any Selling Investors and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration.

SECTION 4.2 Underwriting. (a) If any Selling Investor(s) so elects, an offering under this Agreement shall, by written notice delivered to the Company, be in the form of an underwritten offering (for the avoidance of doubt, underwritten offerings pursuant to a shelf registration statement under Section 3.2 shall be subject to Section 2.1(b)). With respect to any such underwritten offering, the Selling Investors shall select an investment banking firm of international standing to be the managing underwriter for the offering, which firm shall be reasonably acceptable to the Company, following which selection the Company and the Selling Investors shall cooperate to effect such transaction as promptly as reasonably practicable.

(b) In the case of an underwritten offering, the Company will, and will cause the Partnership to, enter into and perform their obligations under an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and the Partnership and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, which may include, without limitation, indemnities and contribution to the effect and to the extent provided in Article VII hereof and the provision of opinions of counsel and accountants’ letters to the effect and to the extent provided in Section 4.1(f) hereof. The holders of Eligible Securities on whose behalf such securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of such securities, but only to the extent such representations and warranties and other agreements are customarily made by issuers to selling stockholders in secondary underwritten public offerings.

(c) In the event that any registration pursuant to Section 3.1 hereof shall involve, in whole or in part, an underwritten offering, the Company may require Eligible Securities requested to be registered pursuant to Article III hereof to be included in such underwriting on the same terms and conditions as shall be applicable to the Other Securities being sold through underwriters under such registration. In such case, the holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement. Such agreement shall contain such representations and warranties by the Company, the Partnership and the Selling Investors and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, which may include, without limitation, indemnities and contribution to the effect and to the extent provided in Article VII hereof. The representations and warranties in such underwriting agreement by, and the other agreements on the part of, the Company and the Partnership to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Eligible Securities, but only to the extent such representations and warranties and other agreements are customarily made by issuers to selling stockholders in secondary underwritten public offerings.

SECTION 4.3 Blackout Periods. (a) At any time when a registration statement effected pursuant to Article II hereof relating to Eligible Securities is effective, upon written notice from the Company to the Selling Investors that the Board of Trustees of the Company has determined in good faith, with the advice of counsel, that the Selling Investors’ sale of Eligible Securities pursuant to the registration statement would be reasonably likely to require disclosure of non-public material information the disclosure of which would not otherwise be required to be disclosed and would be reasonably likely to have a material adverse effect on the Company (an “Information Blackout”), the Selling Investors shall suspend sales of Eligible Securities pursuant to such registration statement until the earliest of:

(i) the date upon which such material information is disclosed to the public or ceases to be material;

(ii) sixty (60) days after the Company’s delivery of such written notice to the Selling Investors; and

(iii) such time as the Company notifies the Selling Investors that sales pursuant to such registration statement may be resumed.

The number of days from such suspension of sales by the Selling Investors until the day when such sales may be resumed under clause (i), (ii) or (iii) hereof is hereinafter called a “Sales Blackout Period”. In no event may the Company deliver more than two (2) notices of an Information Blackout in any twelve (12) consecutive month period and the aggregate number of days in which any Sales Blackout Periods may be in effect in any twelve (12) consecutive month period shall not exceed ninety (90) days.

(b) Any delivery by the Company of a written notice of an Information Blackout during the sixty (60) days immediately following effectiveness of any registration statement effected pursuant to Article II hereof shall give the Investors the right, by written notice to the Company within twenty (20) Business Days after the end of such Sales Blackout Period, to cancel such registration and obtain one additional registration right during such calendar year under Article II hereof.

(c) The Company shall not effect any public offering of its securities during any Sales Blackout Period.

SECTION 4.4 Qualification for Rule 144 Sales. The Company covenants that it will use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Issuer is not required to file such reports, it will, upon the written request of an Investor use its reasonable best efforts to make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use its reasonable best efforts to take any such further action as reasonably requested by any Investors, all to the extent required from time to time to enable Investors to sell Eligible Securities without Registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of any Investor, the Company will deliver to such Investor a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

SECTION 4.5 Investor Transferees and Designees. In the event that the Investor sells or otherwise transfers its Common Units to a third party for redemption for Common Shares pursuant to Section 8.6.G of the Partnership Agreement for the purpose of effecting an offering of such Common Shares, the proceeds of which (less any applicable expenses and commissions) will be received by the Investor, the Company’s obligations hereunder with respect to such Common Shares shall continue in all respects with respect to such offering or offerings and shall not be relieved in any way by reason of such sale or transfer.

ARTICLE V

PREPARATION; REASONABLE INVESTIGATION

SECTION 5.1 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering or offering Eligible Securities under the Securities Act, the Company will give the Investor, any Selling Investors and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers, counsel and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act, provided that the Company may require them to enter into a customary confidentiality agreement.

ARTICLE VI

RESTRICTIONS ON PUBLIC SALE

SECTION 6.1 Restrictions on Public Sale.

(a) Notwithstanding any registration rights set forth in this Agreement, upon written notice by the Company to the Investors, the Investors shall, in the event (x) the Company is issuing equity securities with an aggregate fair market value of at least $50,000,000 to the public, or (y) any Qualifying Other Holder is proposing to sell Common Shares with an aggregate fair market value of at least $50,000,000, in each case in an underwritten offering, and, if requested in writing by the managing underwriter or underwriters for such underwritten offering, not effect (and sign a written commitment to the underwriter(s) (a “Lock-up Commitment”) to not effect) any public sale or distribution of Eligible Securities or any securities convertible into or exchangeable or exercisable for such Eligible Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, for a period commencing on the seventh (7th) day prior to the date such underwritten offering commences (such offering being deemed to commence for this purpose on the later of the effective date for the registration statement for such offering or, if applicable, the date of the prospectus supplement for such offering) or, if later, the date of such written request of the underwriter(s), and ending ninety (90) days after the closing of such underwritten offering, so long as the managing underwriter or underwriters obtains a written commitment of each Company trustee and executive officer and each Qualifying Other Holder to agree to the same restrictions; provided, however, that such restrictions shall not apply to any distributions-in-kind to an Investor’s partners or members. Any notice delivered to the Investors pursuant to this Section 6.1(a) (an “Underwritten Offering Notice”) shall be delivered not less than five (5) business days prior to the date of the underwriting agreement for such offering. The Company shall not deliver more than two (2) Underwritten Offering Notices pursuant to clause (x) of Section 6.1(a) in any twelve (12) consecutive month period.

(b) In the event of a sale of Common Shares by the Investors in an underwritten offering pursuant to Section 4.2, if requested in writing by the managing underwriter or underwriters for such underwritten offering, the Company shall use reasonable best efforts to cause its trustees and executive officers and each Qualifying Other Holder to sign a Lock-Up Commitment to the underwriter(s) to not effect any public sale or distribution of Common Shares or any securities convertible into or exchangeable or exercisable for Common Shares, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, for a period commencing on the seventh (7th) day prior to the date such underwritten offering commences (such offering being deemed to commence for this purpose on the later of the effective date for the registration statement for such offering or, if applicable, the date of the prospectus supplement for such offering) or, if later, the date of such written request of the underwriter(s), and ending no later than the earlier of (i) ninety (90) days after the closing of such underwritten offering and (ii) the date of the expiration of the lock-up imposed on the Investors in respect of such offering; provided, however, that such obligations of the Company with respect to any Qualifying Other Holder shall not apply unless such Qualifying Other Holder is permitted to participate in the underwritten offering in accordance with Section 2.2. Notwithstanding anything to the contrary in this Section 6.1, (x) if the Investors fail to sign a Lock-Up Commitment in accordance with, and subject to the terms and limitations set forth in,

Section 6.1(a), then the Company’s obligations under this Section 6.1(c) shall terminate, and (y) if a Qualifying Other Holder fails to sign a Lock-Up Commitment in accordance with, and subject to the terms and limitations set forth in, this Section 6.1(d), then the Investors’ obligations under Section 6.1(a)(y) shall terminate.

(c) Notwithstanding the foregoing, the Company shall not, and shall not not be required to use reasonable best efforts to impose, restrictions on sales and distributions of Eligible Securities by the Investors for more than one hundred (100) days in the aggregate in any twelve (12) consecutive month period.

ARTICLE VII

INDEMNIFICATION AND CONTRIBUTION

SECTION 7.1 Indemnification. (a) In the event of any registration of Eligible Securities hereunder, the Company and the Partnership jointly and severally will, and hereby do, indemnify and hold harmless, each Selling Investor, its respective directors, trustees, officers, partners, agents, and employees and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls each such Selling Investor or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement contemplated hereby under which Eligible Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company or the Partnership will reimburse each such Selling Investor and each such director, trustee, officer, partner, agent, or employee, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, expense, liability, action, or proceeding; provided, however, that the Company and the Partnership shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Investor or underwriter specifically for inclusion in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.

(b) Each Selling Investor severally will, and hereby does, indemnify and hold harmless the Company, its trustees, its officers, employees, agents and each person who participates as an underwriter in the offering or sale of such securities, and each Person, if any, who controls the Company within the meaning of the Securities Act against any and all losses, claims, damages, expenses or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, to which each such indemnified party may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and, in conformity with, written information furnished by or on behalf of such Selling Investor to the Company specifically for inclusion in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.

(c) Promptly after receipt by any indemnified party hereunder of notice of the commencement of any action or proceeding involving a claim referred to in paragraphs (a) or (b) of this Section 7.1, the indemnified party will notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under paragraphs (a) or (b) of this Section 7.1 (except to the extent that is has been prejudiced in any material respect by such failure). In case any such action, suit, claim or proceeding is brought against any indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding, (ii) the indemnifying party shall not have employed counsel to take charge of the defense of such action, suit, claim or proceeding within a reasonable time after notice of commencement of the action, suit, claim or proceeding, or (iii) such indemnified party shall have reasonably concluded, based on the advice of counsel, that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the events specified in clauses (i), (ii) or (iii) of the preceding sentence shall have occurred or shall otherwise be applicable, then the reasonable fees and expenses of one counsel selected by a majority in interest of the indemnified parties shall be borne by the indemnifying party. If, in any case specified in the foregoing clauses (i), (ii) or (iii), the indemnified party employs separate counsel, the indemnifying party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party. Anything in this paragraph to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent (which consent in the case of an action, suit, claim or proceeding exclusively seeking monetary relief shall not be unreasonably withheld or delayed). Such indemnification shall remain in full force and effect irrespective of any investigation made by or on behalf of an indemnified party.

(d) If for any reason the indemnity under this Section 7.1 is unavailable or is insufficient to hold harmless any indemnified party under paragraphs (a) or (b) of this Section 7.1, then the indemnifying parties shall contribute to the amount paid or payable to the indemnified party as a result of any loss, claim, expense, damage or liability (or actions or proceedings, whether commenced or threatened, in respect thereof), and legal or other expenses reasonably incurred by the indemnified party in connection with investigating or defending any such loss, claim, expense, damage, liability, action or proceeding, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Investor and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinbefore calculated, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party in such proportion as is appropriate to reflect not only such relative fault but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph (d) of Section 7.1 were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this paragraph (d) of Section 7.1.

(e) Notwithstanding any other provision of this Section 7.1, to the extent that any director, trustee, officer, partner, agent, employee, or other representative (current or former) of any indemnified party is a witness in any action or proceeding, the indemnifying party agrees to pay to the indemnified party all expenses reasonably incurred by, or on the behalf of, the indemnified party and such witness in connection therewith.

(f) All legal and other expenses reasonably incurred by or on behalf of any indemnified party in connection with investigating or defending any loss, claim, expense, damage, liability, action or proceeding which are to be borne by the indemnifying party pursuant to this Section 7.1 shall be paid by the indemnifying party in advance of the final disposition of such investigation, defense, action or proceeding within thirty (30) days after the receipt by the indemnifying party of a statement or statements from the indemnified party requesting from time to time such payment, advance or advances. The entitlement of each indemnified party to such payment or advancement of expenses shall include those incurred in connection with any action or proceeding by the indemnified party seeking an adjudication or award in arbitration pursuant to this Section 7.1. Such statement or statements shall reasonably evidence such expenses incurred by the indemnified party in connection therewith.

(g) The termination of any proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the rights of any indemnified party to indemnification hereunder or create a presumption that any indemnified party violated any federal or state securities laws.

(h)

(i) In the event that advances are not made pursuant to this Section 7.1 or payment has not otherwise been timely made, each indemnified party shall be entitled to seek a final adjudication in an appropriate court of competent jurisdiction of the entitlement of the indemnified party to indemnification or advances hereunder.

(ii) The Company, the Partnership and the Selling Investors agree that they shall be precluded from asserting that the procedures and presumptions of this Section 7.1 are not valid, binding and enforceable. The Company, the Partnership and the Selling Investors further agree to stipulate in any such court that the Company, the Partnership and the Selling Investors are bound by all the provisions of this Section 7.1 and are precluded from making any assertion to the contrary.

(iii) To the extent deemed appropriate by the court, interest shall be paid by the indemnifying party to the indemnified party at a reasonable interest rate for amounts which the indemnifying party has not timely paid as the result of its indemnification and contribution obligations hereunder.

(i) In the event that any indemnified party is a party to or intervenes in any proceeding to which the validity or enforceability of this Section 7.1 is at issue or seeks an adjudication to enforce the rights of any indemnified party under, or to recover damages for breach of, this Section 7.1, the indemnified party, if the indemnified party prevails in whole in such action, shall be entitled to recover from the indemnifying party and shall be indemnified by the indemnifying party against, any expenses reasonably incurred by the indemnified party. If it is determined that the indemnified party is entitled to indemnification for part (but not all) of the indemnification so requested, expenses incurred in seeking enforcement of such partial indemnification shall be reasonably prorated among the claims, issues or matters for which the indemnified party is entitled to indemnification and for such claims, issues or matters for which the indemnified party is not so entitled.

(j) The indemnity agreements contained in this Section 7.1 shall be in addition to any other rights (to indemnification, contribution or otherwise) which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of any Eligible Securities by any Investor.

ARTICLE VIII

BENEFITS OF REGISTRATION RIGHTS

SECTION 8.1 Benefits of Registration Rights. The Investors may severally or jointly exercise the registration rights hereunder in such proportion as they shall agree among themselves. In the event that the Company receives conflicting direction from Investors with respect to actions to be taken hereunder, the direction of Shareholder shall be the only direction the Company shall be required to follow.

SECTION 8.2 General Partner of the Partnership. The Company agrees not to take any action that results in another Person becoming general partner of the Partnership, by merger, agreement or otherwise, without causing such Person to expressly assume all of the obligations of the Company (including as general partner of the Partnership) hereunder.

ARTICLE IX

MISCELLANEOUS

SECTION 9.1 No Inconsistent Agreements. Neither the Company nor the Partnership has entered and neither of them will enter into any agreement that is inconsistent with the rights granted to the Investors in this Agreement or that otherwise conflicts with the provisions hereof in any material respect. The rights granted to the Investors hereunder do not in any material way conflict with and are not inconsistent with the rights granted to the holders of the Company’s or the Partnership’s other issued and outstanding securities under any such agreements.

SECTION 9.2 Captions. The captions or headings in this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement.

SECTION 9.3 Severability. If any clause, provision or section of this Agreement shall be invalid or unenforceable, the invalidity or unenforceability of such clause, provision or section shall not affect the enforceability or validity of any of the remaining clauses, provisions or sections hereof to the extent permitted by applicable law.

SECTION 9.4 Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of New York, without reference to its rules as to conflicts or choice of laws.

SECTION 9.5 Modification and Amendment. This Agreement may not be changed, modified, discharged or amended, except by an instrument signed by all of the parties hereto.

SECTION 9.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 9.7 Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter herein.

SECTION 9.8 Assignment; Successors and Assigns. Except as set forth in the next sentence, this Agreement and the rights granted hereunder may not be assigned by any Investor without the prior written consent of the Company, which may be granted or withheld by the Company in its sole and absolute discretion. Each Investor will be permitted to assign its rights under this Agreement to its Permitted Transferees, so long as the Investor provides to the Company at least five (5) business days’ advance written notice of the transfer, and the transferee executes and delivers to the Company an instrument, in form and substance acceptable to the

Company, agreeing to be bound by the terms of this Agreement as if it were an original party hereto. This Agreement shall inure to the benefit of and be binding upon all of the parties hereto and their respective successors and permitted assigns.

SECTION 9.9 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next Business Day delivery, with written verification of receipt. All notices and other communications shall be sent to the Company or the Investors, respectively, at the address listed on the signature page hereof or at such other address as the Company or the Investors, respectively, may designate by ten (10) days’ advance written notice to the other parties hereto.

SECTION 9.10 Specific Performance. The parties agree that, to the extent permitted by law, (i) the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that in the event of a breach by any such party, damages would not be an adequate remedy; and (ii) each of the other parties shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.

SERITAGE GROWTH PROPERTIES, a Maryland real estate investment trust

By:
Name:
Title:

[3333 Beverly Road Hoffman Estates, Illinois 60179]
Attn:	Secretary
Phone:	[●]
Email:	[●]

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attn:	Robin Panovka
Phone:	212-403-1000
Email:	RPanovka@wlrk.com

[Signatures continued on next page]

[SIGNATORY]

By:
Name:
Title:

[address]
Attn.:	[ ]

with copies to:

[address]
Attn.:	[ ]

[Signatures continued on next page]

Solely for purposes of Section 7.1:

SERITAGE GROWTH PROPERTIES L.P., a Delaware limited partnership

By:
Name:
Title:

[3333 Beverly Road Hoffman Estates, Illinois 60179]
Attn:	Secretary
Phone:	[●]
Email:	[●]

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attn:	Robin Panovka
Phone:	212-403-1000
Email:	RPanovka@wlrk.com